SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-KA

                          AMENDMENT TO
                            FORM 8-K

               (Initial Report Date July 30, 1997)

                   AMENDMENT TO CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                     Date of Amended Report:
                       September 29, 1997

                         PACER TECHNOLOGY
     (Exact name of registrant as specified in its charter)



                            California
 (State or other jurisdiction of Incorporation or Organization)





      0-8864                                            77-0080305
Commission File No.                              IRS Employer
                                                 Identification No.




   9420 Santa Anita Avenue, Rancho Cucamonga, California 91730
   (Address of principal executive office)           (Zip Code)



                          909-987-0550
      (Registrant's telephone number, including area code)

The following items supersede previously submitted information to the extent such is inconsistent therewith.

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

     Independent Auditors' Report

     Audited Balance Sheet as of June 30, 1997

     Audited Statement of Earnings and Retained Earnings for the year ended June 30, 1997

     Audited Statement of Cash Flows for the year ended June 30,
     1997

     Notes to Financial Statements for the year ended June 30, 1997

(b)  Pro Forma Financial Information

     Unaudited Pro Forma Combined Balance Financial Information

     Unaudited Pro Forma Combined Balance Sheet of Pacer Technology and Subsidiaries at June 30, 1997

     Unaudited Pro Forma Combined Statement of Income of Pacer
     Technology and Subsidiaries for the year ended June 30, 1997

     Notes to Unaudited Pro Forma Combined Financial Data as of
     June 30, 1997

(c)  Exhibits:

     None

             CALIFORNIA CHEMICAL SPECIALTIES, INC.
                      Financial Statements
                         June 30, 1997
           (With Independent Auditors' Report Thereon)

                  INDEPENDENT AUDITORS' REPORT


The Board of Directors
California Chemical Specialties, Inc.:


We have audited the accompanying balance sheet of California Chemical Specialties, Inc. as of June 30, 1997 and the related statements of earnings and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of California Chemical Specialties, Inc. as of June 30, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.






August 11, 1997

              CALIFORNIA CHEMICAL SPECIALTIES, INC.

                          Balance Sheet

                         June 30, 1997


                             Assets


Current assets:
    Cash                                             $ 293,752
    Investments                                         79,069
    Accounts receivable                                193,700
    Inventories (note 2)                               128,946

                                                     $ 695,467
                                                     =========

            Liabilities and Shareholder's Equity

Current liabilities:
    Accounts payable and accrued expenses            $ 115,894
    Unearned revenue                                     2,855

         Total liabilities                           $ 118,749


Shareholder's equity:
    Capital stock, 50,000 shares authorized,
    1,000 shares issued                              $   1,000
    Retained earnings                                $ 575,718

     Total shareholder's equity                      $ 576,718

Subsequent event (note 4)

                                                     $ 695,467
                                                     =========

See accompanying notes to financial statements.

              CALIFORNIA CHEMICAL SPECIALTIES, INC.

          Statement of Earnings and Retained Earnings

                    Year ended June 30, 1997

Net sales                                            $ 2,773,145
Cost of sales                                          1,791,050

      Gross profit                                       982,095

Sales and marketing expenses                              29,401
General and administrative expenses                      202,922

      Earnings from operations                           749,772

Other expense - interest                                   3,944

      Earnings before income tax expense                 745,828

Income tax expense (note 3)                               13,000

      Net earnings                                       732,828

Retained earnings at beginning of year                   679,537

Distributions to shareholder                            (836,647)

      Retained earnings at end of year                 $ 575,718
                                                       =========

See accompanying notes to financial statements.

               CALIFORNIA CHEMICAL SPECIALTIES, INC.

                    Statement of Cash Flows

                    Year ended June 30, 1997


Cash flows from operating activities:
  Net earnings                                          $ 732,828
  Adjustments to reconcile net earnings to net cash provided by operating activities:

     Changes in assets and liabilities:
       Increase in accounts receivable                   (100,460)
       Increase in inventories                               (580)
       Decrease in accounts payable and
               accrued expenses                           (10,368)
       Increase in unearned revenue                         2,855

      Net cash provided by operating activities           624,275

Cash flows used in financing activities -
      distributions to shareholder                       (836,647)

      Net decrease in cash                               (212,372)


Cash at beginning of year                                 506,124

      Cash at end of year                               $ 293,752
                                                        =========

See accompanying notes to financial statements.

              CALIFORNIA CHEMICAL SPECIALTIES, INC.

                 Notes to Financial Statements

                         June 30, 1997


(1)  Description of Business and Summary of Significant Accounting
     Policies

     California Chemical Specialties, Inc. (CCSI or the Company) is organized as an S Corporation in the State of California.
     CCSI is a producer of proprietary sculptured acrylic nail liquids and powders and related products for the nail care industry.

     Property, Plant and Equipment

     All property, plant and equipment have been fully depreciated and written off prior to July 1, 1996. No Depreciation expense was recorded for the year ended June 30, 1997.

     Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market (net realizable value).

     Investments

     Investments consist of an eight-month certificate of deposit maturing in December 1997.

     Revenue Recognition

     Revenue is recognized at the time of shipment.

     Income Taxes

     The Company has elected to be taxed for Federal income tax purposes as a Subchapter S Corporation under the Internal Revenue Code. Accordingly, no provision has been made for Federal income taxes in the accompanying financial statements. For state tax purposes, the Company is also taxed as an S Corporation.

     Use of Estimates

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Fair Value of Financial Instruments

     The carrying value of cash and cash equivalents, accounts receivable, investments, accounts payable and accrued expenses are measured at cost which approximates their fair value given their short-term maturities.

(2)  Inventories

     Inventories are summarized as follows:

                         Raw materials  $    115,066
                         Finished goods       13,879

                                        $    128,946
                                             =======

(3)  Income Taxes

     The Company has elected to be treated as an S Corporation under the Internal Revenue Code. As such, the net earnings and any tax credits of the Company are included in the personal income tax returns of the Company's shareholders. Accordingly, no provision has been made for Federal income taxes. The Company is also taxed as an S Corporation in California at a statutory tax rate of 1.5% in 1997. State tax expense amounted to $13,000 for the yar ended June 30, 1997. Deferred income taxes are immaterial to the Company's financial statements.

(4)  Subsequent Event (Unaudited)

     On July 15, 1997, Pacer Technology acquired all the assets of the Company. The assets purchased primarily consisted of trade accounts receivable, inventory, and proprietary formulas. In addition, Pacer Technology assumed the liability for trade accounts payable as the closing date. The total purchase price consisted of approximately $2,550,000 cash, including transaction costs. The acquisition was accounted for as a purchase.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

    The following unaudited pro forma combined financial information presents the pro forma combined Balance Sheet at June 30, 1997, giving effect to the acquisition of California Chemical Specialties, Inc. (CCSI) as if the transaction had been consummated on July 1, 1996. Also presented is the pro forma combined statement of income for the fiscal year ended June 30, 1997 as if the transaction had been consummated on July 1, 1996.

    The pro forma data is based on the historical combined statements of Pacer Technology and CCSI, giving effect to such acquisition under the purchase method of accounting and the assumptions and adjustments (which the Company believes to be reasonable) described in the accompanying notes to unaudited pro forma combined financial data.

    The pro forma data is provided for comparative purposes only. It does not purport to be indicative of the results that actually would have occurred if the acquisition of CCSI had been consummated on the date indicated or that may be obtained in the future. The unaudited pro forma combined financial information should be read in conjunction with the notes thereto.

                 PACER TECHNOLOGY AND SUBSIDIARIES

                Pro Forma Combined Balance Sheet
                           (Unaudited)
                          June 30, 1997

                                                         Pro Forma
                 Historical                    Adjust.    Adjust.
             Pacer Technology      CCSI      Inc.(Dec.)   (Ref.)     Combined
             ----------------   ---------   -----------  --------   ---------

                             ASSETS

Current Assets:

  Cash                $  294,298     293,752    (293,752)   a(i)  $   294,298
  Investments               -         79,069     (79,069)   a(i)         -
  Trade Receivables    4,719,970     193,700     (12,125)   a(ii)   4,901,545
  Other Receivables      198,855        -           -                 198,855
  Notes Receivables      248,220        -           -                 248,220
  Inventories          4,347,497     128,946     (38,627)   a(ii)   4,437,816
  Prepaid Expenses       390,331        -           -                 390,331
  Deferred Income
      Taxes              621,804        -           -                 621,804
                      ----------   ---------   ----------         -----------
Total Current Assets  10,820,975    695,467     (423,573)          11,092,869

Equipment and
   Leasehold Improve-
   ments, Net:         1,444,631        -         29,000    a(iii)  1,473,631

Deferred Income Taxes     60,222        -           -                  60,222
Cost in Excess of Net
  Assets Acquired      1,690,878        -      2,276,592    a(iii)  3,967,470
Other Assets               9,344        -           -                   9,344
                     -----------   --------   ----------          -----------
      Total Assets  $ 14,026,051  $ 695,467  $ 1,882,019         $ 16,603,537
                     ===========   ========    =========           ==========

              LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

  Bank Loan         $    792,000  $     -    $ 2,547,853    a(iv) $ 3,339,853
  Accounts Payable     2,367,245    115,894      (86,261)   a(ii)   2,396,878
  Accrued Payroll        386,952        -           -                 386,952
  Accrued Liabilities  1,233,439      2,855       (2,855)   a(i)    1,233,439
  Current Installment of
    Long-Term Debt       262,866        -           -                 262,866
                      ----------   --------    ----------          ----------
     Total Current
         Liabilities   5,042,502    118,749    2,458,737            7,619,988

Long-Term Liabilities:

  Long-Term Debt         221,202        -           -                 221,202
 Total Liabilities       221,202        -           -                 221,202

Stockholders' Equity:
  Notes Receivable
    from Directores     (571,030)       -           -                (571,030)
  Capital Stock            -          1,000       (1,000)   a(v)         -
  Common Stock         8,260,973        -           -               8,260,973
  Retained Earnings    1,072,404    575,718     (575,718)   a(v)    1,072,404
                       ---------   --------    ---------           ----------
Total Stockholders'
  Equity               8,762,347    576,718     (576,718)           8,762,347

Total Liabilities and Stock-
  holders' Equity   $ 14,026,051  $ 695,467  $ 1,882,019         $ 16,603,537
                     ===========  =========    =========          ===========

                 PACER TECHNOLOGY & SUBSIDIARIES

             Pro Forma Combined Statement of Income
                           (Unaudited)
                  For Year Ended June 30, 1997

                                                       Pro Forma
                   Historical              Adjust.       Adjust.
          Pacer Technology      CCSI     Inc. (Dec.)    (Ref.)      Combined
          ----------------    -------    -----------   ---------    ---------

Net Sales      $ 25,677,840    2,773,145        -                $ 28,450,985

Cost of Sales    16,520,294    1,791,050       4,140       b(i)    18,315,484
                -----------   ----------      -------             -----------

  Gross Profit    9,157,546      982,095      (4,140)              10,135,501

Selling Expenses  3,548,726       29,401        -                   3,578,127

General and Administrative
  Expenses        3,046,787      202,922     113,830      b(ii)     3,363,539
                 ----------    ---------     --------              ----------

  Operating
    Income        2,562,033      749,772    (117,970)               3,193,835

Interest Expense
     & Other         75,752        3,944     218,750      b(iii)      298,446
                  ---------      --------   ---------              ----------

  Income Before
     Taxes        2,486,281      745,828    (336,720)               2,895,389

Income Taxes      1,268,879       13,000    (171,098)     b(iv)     1,452,977
                 ----------     ---------   ----------            -----------

  Net Income    $ 1,217,402      732,828    (507,818)             $ 1,442,412
                 ==========     ========    =========              ==========

               PACER TECHNOLOGY AND SUBSIDIARIES

      Notes to Unaudited Pro Forma Combined Financial Data

                          June 30, 1997

a. The pro forma combined balance sheet has been prepared to reflect the acquisition of California Chemical Specialties, Inc. (CCSI) by Pacer Technology for an aggregate cash purchase price of $2,547,853.

    The pro forma combined balance sheet has been adjusted to reflect the above as follows:

    (i)    To eliminate assets and liabilities not acquired.

    (ii) To adjust trade receivables, inventories, and accounts payable balances in to reflect the actual assets and liabilities acquired.

    (iii) To record goodwill related to the acquisition for the difference between the purchase price and the estimated fair values of the identified net assets acquired.

           A summary of the allocation of the purchase price for CCSI is as follows:

                    Purchase price              $ 2,547,853
                    less historical cost of
                    net assets acquired, as
                    adjusted for net assets not
                    acquired.                   $   242,261

                    Excess cost                 $ 2,305,592
                                                  =========

              Allocation of excess cost:
                    Property and equipment      $    29,000
                    Cost in excess of net assets
                    acquired ("Goodwill")         2,276,592

                                                $ 2,305,592
                                                  =========

    (iv) To record the indebtedness related to bank borrowings utilized to finance the acquisition.

    (v)    To eliminate the equity of CCSI.

b. The pro forma combined statements of operations give effect to the following adjustments:

    (i) To record the annual depreciation of fixed assets acquired.

    (ii) To adjust selling, general and administrative expenses to reflect goodwill amortization from July 1, 1996 with such goodwill of $2,276,592 amortized over 20 years by use of the straight line method.

    (iii) To record the annual interest expense related to the indebtedness of $2,547,853 to finance the acquisition of CCSI.

    (iv)   To adjust income taxe expense to reflect Pacer
           Technology's effective income tax rate of 45%.

                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PACER TECHNOLOGY




                                   /s/Roberto J. Cavazos, Jr.
                                  Roberto J. Cavazos, Jr.
                                  Chief Financial Officer



Date: September 29, 1997